UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): January 31, 2017

3D SYSTEMS CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-34220	95-4431352
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

333 Three D Systems Circle, Rock Hill, South Carolina 29730
(Address of Principal Executive Offices) (Zip Code)

(803) 326-3900
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

     On January 31, 2017, 3D Systems Corporation (the “Company”) issued a press release announcing the completion of the acquisition of Vertex-Global Holding B.V., a provider of dental materials worldwide under the Vertex and NextDent brands.  A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated by reference herein.

     Included in the press release furnished as Exhibit 99.1 is an announcement that the Company plans to hold a conference call and webcast at 8:30 a.m., Eastern Time, on Tuesday, January 31, 2017, to discuss the transaction.  The press release contains information regarding how to access the conference call and webcast and how to listen to a recorded playback of the call after it is completed.  Copies of the slides to be presented on the webcast are furnished herewith as Exhibit 99.2 and incorporated herein by reference.

     The information in this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it or they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.  The furnishing of this report is not intended to constitute a determination by the registrant that the information is material or that the dissemination of the information is required by Regulation FD.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

     99.1     Press Release, dated January 31, 2017, regarding acquisition of Vertex-Global Holding B.V.

     99.2     Webcast slides, dated January 31, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

3D SYSTEMS CORPORATION

Date: January 31, 2017	By:	/s/ Andrew M. Johnson
Andrew M. Johnson
Executive Vice President, Chief Legal Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Press Release, dated January 31, 2017, regarding acquisition of Vertex-Global Holding B.V.
99.2	Webcast slides, dated January 31, 2017